UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2013

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2013, Approach Resources Inc. (the “Company”) entered into a sixteenth amendment (the “Sixteenth Amendment”) to its Credit Agreement dated as of January 18, 2008 (as amended, the “Credit Agreement”), by and among the Company and its subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent and lender, and the lenders from time to time party thereto.

The Sixteenth Amendment, among other things, (a) increases the borrowing base to $350 million from $315 million, and (b) revises the lenders’ commitment percentages.

The foregoing description of the terms of the Sixteenth Amendment is qualified in its entirety by the Sixteenth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2013, the Company issued a press release announcing financial and operational results for the three and nine months ended September 30, 2013 (the “Earnings Release”). The Earnings Release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Earnings Release and in the “Investor Relations – Non-GAAP Financials” section of the Company’s website at www.approachresources.com. A copy of the Earnings Release is furnished herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Sixteenth Amendment set forth under Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2013, the Company announced that Sergei Krylov has been named to the position of Executive Vice President and Chief Financial Officer of the Company, and that Mr. Krylov will assume the position from Steven P. Smart, who announced his intention to retire from the Company effective December 31, 2013. Mr. Krylov’s employment with the Company will begin upon his satisfaction of certain conditions of his prior employment, which the Company expects will be on or before January 2, 2014.

Mr. Krylov, 36, comes to the Company from J.P. Morgan Securities LLC’s Energy Investment Banking group, where he has been serving as a Managing Director since March 2013. Prior to that role, Mr. Krylov served in a number of positions with increasing responsibility at J.P. Morgan since 2000. While at J.P. Morgan, Mr. Krylov advised clients on strategic planning, mergers and acquisitions, and capital market transactions. Mr. Krylov brings over 13 years of oil and gas industry finance experience to the position of Chief Financial Officer. Mr. Krylov holds a Bachelor of Business Administration in Finance, summa cum laude, from Pace University.

The Company believes there are no transactions in which Mr. Krylov has a material interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with the effectiveness of Mr. Krylov’s employment, the Company anticipates entering into certain employment and compensation arrangements with Mr. Krylov. The Company will file an amendment to this current report on Form 8-K describing such arrangements once the parties have entered into the applicable agreements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 6, 2013, the Board of Directors of the Company approved an amendment to the Company’s Restated Bylaws, effective immediately, to add a new Article X providing that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action arising pursuant to any provision of the Delaware General Corporation Law, or (4) any action asserting a claim governed by the internal affairs doctrine. The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the foregoing provision.

The Second Amended and Restated Bylaws of the Company reflecting this amendment are filed as Exhibit 3.2 to this current report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 7, 2013, the Company issued the Earnings Release discussed above in Item 2.02 of this current report on Form 8-K. The Earnings Release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Earnings Release and in the “Investor Relations – Non-GAAP Financials” section of the Company’s website at www.approachresources.com. A copy of the Earnings Release is furnished herewith as Exhibit 99.1.

On November 7, 2013, the Company issued a press release, a copy of which is furnished as Exhibit 99.2, announcing the appointment of Mr. Krylov, and the retirement from the Company of Mr. Smart, as Executive Vice President and Chief Financial Officer of the Company.

On November 7, 2013, the Company posted a new presentation titled “Approach Resources Inc. – Third Quarter 2013 Results” under the “Investor Relations – Presentations” section of the Company’s website, www.approachresources.com. For the benefit of all investors, the presentation is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws, effective November 6, 2013.

10.1	Amendment No. 16 dated as of November 6, 2013, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc., Approach Resources I, LP, Approach Services, LLC and Approach Midstream Holdings LLC, as guarantors.

99.1	Earnings Release dated November 7, 2013.

99.2	Press Release dated November 7, 2013.

99.3	Approach Resources Inc. – Third Quarter 2013 Results.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01, including the attached Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: November 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws, effective November 6, 2013.

10.1	Amendment No. 16 dated as of November 6, 2013, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc., Approach Resources I, LP, Approach Services, LLC and Approach Midstream Holdings LLC, as guarantors.

99.1	Earnings Release dated November 7, 2013.

99.2	Press Release dated November 7, 2013.

99.3	Approach Resources Inc. – Third Quarter 2013 Results.